UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 19, 2021

Cytokinetics, Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 19, 2021, Cytokinetics, Incorporated (the “Registrant” or “Cytokinetics”) and Cure SMA announced the renewal of their partnership to increase education, awareness, public policy and fundraising for spinal muscular atrophy (“SMA”). Cytokinetics will be a National Gold Sponsor in support of several key Cure SMA initiatives across the United States.

In September, Cytokinetics will participate as a sponsor of a long-time Bay Area event, the Northern California Walk-n-Roll, with the goal of increasing awareness and fundraising for SMA. In December, Cytokinetics will participate as a sponsor of the 10th Annual Hope on the Hill Congressional Dinner, which brings together individuals with SMA, their families, government officials and industry leaders to advocate for awareness and celebrate the milestones achieved in SMA research.

About SMA

SMA is a severe, genetic neuromuscular disease that leads to debilitating muscle function and progressive, often fatal, muscle weakness. It occurs in 1 in 11,000 live births each year and is one of the most common potentially fatal genetic disorders. Spinal muscular atrophy manifests in various degrees of severity as progressive muscle weakness resulting in respiratory and mobility impairment. There are four types of SMA, named for age of initial onset of muscle weakness and related symptoms: Type 1 (Infantile), Type 2 (Intermediate), Type 3 (Juvenile) and Type 4 (Adult onset). Of the prevalent population, approximately 80% of the patients are characterized as Type 2 and Type 3. Life expectancy and disease severity vary by type of SMA. Type 1 patients have the worst prognosis, with a life expectancy of no more than two years unless treated with SMN-directed therapies; Type 2 patients have delayed motor milestones with the most advanced milestone normally achieved being sitting unsupported; Type 3 patients can usually stand and walk but have increasingly limited mobility as their abilities regress as they age; Type 4 patients may have a normal life span but eventually suffer gradual weakness in the proximal muscles of the extremities, eventually resulting in mobility issues. With the recent introduction of SMN-directed therapies, it is expected that patients will live longer but will still have a significant need to address ongoing weakness related to mobility and fatigue.

About Cure SMA

Cure SMA is dedicated to the treatment and cure of SMA. Since 1984, Cure SMA has grown to be the largest network of individuals, families, clinicians, and research scientists working together to advance SMA research, support the full SMA community, and educate public and professional communities about SMA. The organization has directed and invested in comprehensive research that has shaped the scientific community’s understanding of SMA, led to breakthroughs in treatment and care, and provides individuals and families the support they need today. For more information, visit https://www.curesma.org/.

About Cytokinetics

Cytokinetics is a late-stage biopharmaceutical company focused on discovering, developing and commercializing first-in-class muscle activators and next-in-class muscle inhibitors as potential treatments for debilitating diseases in which muscle performance is compromised and/or declining. As a leader in muscle biology and the mechanics of muscle performance, the company is developing small molecule drug candidates specifically engineered to impact muscle function and contractility. Cytokinetics is preparing a U.S. NDA submission of omecamtiv mecarbil, its novel cardiac muscle activator, following positive results from GALACTIC-HF, a large, international Phase 3 clinical trial in patients with heart failure. Cytokinetics is conducting METEORIC-HF, a second Phase 3 clinical trial of omecamtiv mecarbil. Cytokinetics is also developing aficamten, a next-generation cardiac myosin inhibitor, for the potential treatment of hypertrophic cardiomyopathies (HCM). The company has announced positive topline results from Cohorts 1 and 2 in REDWOOD-HCM, a Phase 2 clinical trial of aficamten in patients with obstructive HCM. Cytokinetics expects to start a Phase 3 clinical trial of aficamten in patients with obstructive HCM in Q4 2021. Cytokinetics is also developing reldesemtiv, a fast skeletal muscle troponin activator, currently the subject of COURAGE-ALS, a Phase 3 clinical trial in patients with ALS. Cytokinetics continues its over 20-year history of pioneering innovation in muscle biology and related pharmacology focused to diseases of muscle dysfunction and conditions of muscle weakness.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the "Act"). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Cytokinetics' and its partners' research and development activities of Cytokinetics’ product candidates. Such statements are based on management's current expectations, but actual results may differ materially due to various risks and uncertainties, including, but not limited to the risks related to Cytokinetics' business outlined in Cytokinetics' filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and Cytokinetics' actual results of operations, financial condition and liquidity, and the development of the industry in which it operates, may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that Cytokinetics makes in this press release speak only as of the date of this press release. Cytokinetics assumes no obligation to update its forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: August 19, 2021	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer